SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange act 1934

October 19, 2004
(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)

(330) 868-7701
(Issuer’s telephone number)

N/A
(Former name of former address, if changes since last report)

Item 2.02 Results of Operations and Financial Condition

Consumers Bancorp, Inc. reported its earnings results for the quarter ended September 30, 2004. The press release describing these results is furnished here under as exhibit 99.1.

c. Exhibit 99.1 Press Release dated October 19, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

Date: October 19, 2004	/s/ Steven L. Muckley

Steven L. Muckley, President & Chief Executive Officer